SECOND AMENDMENT TO THE AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                        BRIGHTON RIDGE APARTMENTS, L.P.

     This Second Amendment to the Amended and Restated Agreement of Limited Partnership of Brighton Ridge Apartments, L.P., a South Carolina limited partnership (the "Second Amendment") is being entered into as of the date written below by and between The Piedmont Foundation of South Caroline, Inc., a South Carolina non-profit corporation as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner class "A" (the "SLP Class A") and The Piedmont Foundation Inc., a Georgia non-profit corporation as the special limited partner class "B" (the "SLP Class B"). The General Partner, Limited Partner and Special Limited Partners may collectively be referred to as the Partners or may individually be referred to as a Partner.

                                    RECITALS

     WHEREAS, on May 19, 1997, Brighton Ridge Apartments, L.P., a South Carolina Limited Partnership (the "Partnership") recorded a certificate of limited partnership with South Carolina Secretary of State.

     WHEREAS, on May 19, 1997, a partnership agreement was entered into by and between the General Partner and Lauren Development Partners, LLC as the original limited partner (the "Original Partnership Agreement").

     WHEREAS, on July 20, 1998, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawl of the original limited partners and for the admission of WNC Institutional Tax Credit Fund VI, L.P., a California limited partnership as the limited partner and the Special Limited Partners (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this Second Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

     WHEREAS, on October 29, 1998 WNC Institutional Tax Credit Fund VI, L.P., a California limited partnership withdrew as the limited partner.

     NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

     Section 1.42 is amended in its entirety to provide as follows:

     Section 1.42 "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

     Section 17.3 is amended in its entirety to provide as follows:

     Section 17.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be mailed, Second class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

     To the General Partner:       The Piedmont Foundation of South Carolina,
                                   Inc., a South Carolina non-profit corporation
                                   11260 Old Roswell Road
                                   Alpharetta, Georgia 30201

     To the Limited Partner:       WNC Housing Tax Credit Fund VI, L.P.,
                                   Series 6
                                   c/o WNC & Associates, Inc.
                                   3158 Redhill Ave., Suite 210
                                   Costa Mesa, CA 92626-3416

     To the SLP Class A:           WNC Housing, L.P.
                                   3158 Redhill Ave., Suite 210
                                   Costa Mesa, CA 92626-3416

     To the SLP Class B:           The Piedmont Foundation Inc., a Georgia
                                   non-profit corporation
                                   11260 Old Roswell Road
                                   Alpharetta, Georgia 30201

     By this Second Amendment all references to Limited Partner in the Amended and Restated Agreement shall refer to WNC Housing Tax Credit Fund VI, L.P., Series 6.

     The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Agreement amended only as specifically set forth herein.

     IN WITNESS THEREOF, this Second Amendment to the Amended and Restated Agreement of Limited Partnership of Brighton Ridge Apartments, L.P., a South Carolina limited partnership, is made and entered into as of October 29, 1998.

                              GENERAL PARTNER

                              The Piedmont Foundation of South Carolina,
                              Inc., a South Carolina non-profit corporation


                              By:  /s/WALTER C. MCGILL, JR.
                                   Walter C. McGill, Jr.,
                                   President


                              LIMITED PARTNER

                              WNC Housing Tax Credit Fund VI, L.P., Series 6

                              By:  WNC & Associates, Inc.
                                   General Partner


                                   By:  /s/DAVID N. SHAFER
                                        David N. Shafer,
                                        Senior Vice President

                              SLP CLASS A

                              WNC Housing, L.P.

                              By:  WNC & Associates, Inc.
                                        General Partner

                                   By:  /s/DAVID N. SHAFER
                                        David N. Shafer,
                                        Senior Vice President


                              SLP CLASS B

                              The Piedmont Foundation, Inc., Georgia
                              non-profit corporation

                              By:  /s/WALTER C. MCGILL, JR.
                                   Walter C. McGill,
                                   President